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                                                                  Exhibit 99.2
                  TAX SHARING AND INDEMNIFICATION AGREEMENT


      Tax Sharing and Indemnification Agreement (the "Agreement"), dated as of September 1, 1997, by and between Monsanto Company, a Delaware corporation ("LS") and Solutia Inc., a Delaware corporation ("Solutia").

      WHEREAS, LS has been engaged through various divisions in, among other things, the manufacture and sale of chemical products which comprise the Transferred Businesses (as hereinafter defined);

      WHEREAS, the Board of Directors of LS has determined that the interests of its businesses would be best served by separating its businesses into two separate companies, one consisting of the life sciences businesses and the other consisting of the chemical business;

      WHEREAS, as set forth in the Distribution Agreement, dated as of September 1, 1997 ("Distribution Agreement"), and subject to the terms and conditions thereof, LS wishes to transfer and assign to Solutia substantially all the assets of the chemical businesses, in exchange for (i) the assumption by Solutia of substantially all the liabilities and obligations relating to the chemical businesses, and (ii) the issuance to LS by Solutia of shares of Solutia common stock, (the "Solutia Common Stock"), all as more fully set forth in the Distribution Agreement;

      WHEREAS, LS intends to distribute substantially all of the outstanding shares of Solutia Common Stock, on a pro rata basis, to the holders of the common stock of LS, subject to the terms and conditions of the Distribution Agreement;

      WHEREAS, in contemplation of the Distribution (as hereinafter defined) pursuant to which Solutia and its subsidiaries will cease to be members of the LS Group (as hereinafter defined), the parties hereto have determined to enter into this Agreement, setting forth their agreement with respect to certain tax matters;

      WHEREAS, this Agreement also creates certain indemnification obligations between the parties hereto if the actions of either a member of the Solutia Group or the LS Group have an adverse effect on the tax-free nature of the Distribution or of any of the transactions related to the Distribution that were otherwise intended to be tax free.

      NOW THEREFORE, in consideration of the premises set forth above and the terms and conditions set forth below, the parties hereto agree as follows:

      Section 1.   Definitions.  For purposes of this Agreement, the following
                   -----------
definitions shall apply:

      a.  "Adjustment" shall mean any proposed or final change in the tax
           ----------
liability of any member of the Solutia Group or the LS Group.

      b.  "Affiliated Group" shall mean an affiliated group of corporations
           ----------------
within the meaning of Code Section 1504(a).

      c.  "Agreement" shall have the meaning ascribed to such term in the
           ---------
introductory paragraph hereof.

      d.  "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----



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      e.  "Solutia" shall have the meaning ascribed to such term in the
           -------
introductory paragraph hereof.

      f.  "Solutia Affiliated Group" shall mean, for each taxable period, the
           ------------------------
Affiliated Group of which Solutia or its successor is the common parent corporation.

      g.  "Solutia Carryback" shall have the meaning ascribed to such term
           -----------------
in Section 2(b)(i) hereof.

      h.  "Solutia Common Stock" shall have the meaning ascribed to such
           --------------------
term in the third WHEREAS clause hereof.

      i.  "Solutia Group" shall mean, for each taxable period, (i) the
           -------------
corporations that are members of the Solutia Affiliated Group, and (ii) the corporations that would be members of the Solutia Affiliated Group, but for the fact that they are not includable corporations under Code Section 1504(b).

      j.  "Current Straddle Income Tax Liabilities" shall mean Income Tax
           ---------------------------------------
Liabilities relating to Straddle Period Income Tax returns required to be filed by Solutia pursuant to Section 3 hereof to the extent that such Income Tax Liabilities are attributable to earnings accrued during such Straddle Periods on or before the Distribution Date.

      k.  "Dispute" shall have the meaning ascribed to such term in Section
           -------
14(a) hereof.

      l.  "Distribution" shall mean the pro rata distribution of all of the
           ------------
Solutia Common Stock to the holders of the common stock of LS, pursuant to the terms and conditions of the Distribution Agreement.

      m.  "Distribution Date" shall mean the date of the Distribution.
           -----------------

      n.  "Final Determination" shall mean the final resolution of any tax
           -------------------
matter occurring after the Distribution Date. A Final Determination shall result from the first to occur of:

          (i) the expiration of 30 days after the IRS' acceptance of a waiver of restrictions on assessment and collection of deficiency in tax and acceptance of overassessment on federal revenue (Form 870 or 870-AD (the "Waiver")) or any successor comparable form, except as to reserved matters specified therein, or the expiration of 30 days after acceptance by any other taxing authority of a comparable agreement or form under the laws of any other jurisdiction, including State, local, and foreign; unless, within such period, the taxpayer gives notice to the other party to this Agreement of the taxpayer's intention to attempt to recover all or part of any amount paid pursuant to the Waiver by the filing of a timely claim for refund;

          (ii) a decision, judgment, decree, or other order by a court of competent jurisdiction that is not subject to further judicial review (by appeal or otherwise) and has become final;

          (iii) the execution of a closing agreement under Code Section 7121, or the acceptance by the IRS of an offer in compromise under Code
Section 7122, or comparable agreements under the laws of any other jurisdiction, including State, local, and foreign, except as to reserved matters specified therein;

          (iv) the expiration of the time for filing a claim for refund or for instituting suit in respect of a claim for refund that was disallowed in whole or part by the IRS or any other taxing authority;


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          (v)  the expiration of the applicable statute of limitations; or

          (vi)  an agreement by the parties hereto that a Final
Determination has been made.

      o.  "First Party" shall have the meaning ascribed to such term in
           -----------
Section 6(g) hereof.

      p.  "Income Taxes" shall mean all Federal, State, local and foreign
           ------------
taxes imposed upon, or measured, in whole or in part, by net income or a taxable base in the nature of net income, including without limitations, environmental and alternative or add-on minimum taxes (including the alternative minimum tax imposed under Code Section 55), and such related franchise, excise, and similar taxes as have been customarily included in the provision for income taxes or charged to the income tax liability account on LS's financial statements, together with all related interest, penalties, and additions to tax.

      q.  "Income Tax Liability" shall mean the net amount of Income Taxes
           --------------------
due and paid or payable for any taxable period, determined after applying all tax credits and all applicable carrybacks or carryovers for net operating losses, net capital losses, unused general business tax credits, or any other relevant adjustments.

      r.  "Indemnifying Party" shall mean any party that is required to pay
           ------------------
any other party pursuant to the terms and conditions of this Agreement.

      s.  "Indemnified Party" shall mean any party who is entitled to
           -----------------
receive payments from an Indemnifying Party pursuant to the terms and conditions of this agreement.

      t.  "IRS" shall mean the United States Internal Revenue Service or any
           ---
successor thereto, including but not limited to its agents, representatives, and attorneys.

      u.  "LS" shall have the meaning ascribed to such term in the
           --
introductory paragraph hereof.

      v.  "LS Affiliated Group" shall mean, for each taxable period, the
           -------------------
Affiliated Group of which LS or its successor is the common parent corporation.

      w.  "LS Carryback" shall have the meaning ascribed to such term in
           ------------
Section 2(b)(i) hereof.

      x.  "LS Group" shall mean, for each taxable period, (i) the corporations
           --------
that comprise the LS Affiliated Group, and (ii) the corporations that would be members of the LS Affiliated Group, but for the fact that they are not includable corporations under Code Section 1504(b).

      y.  "LS Tax Reduction" shall have the meaning ascribed to such term in
           ----------------
Section 2(b)(i).

      z.  "Material Disposition" shall mean the sale or other transfer by
           --------------------
Solutia of assets of the Saflex or Fibers Divisions which alone or in the aggregate exceed $200 million.

      z-1  "Other Tax Liabilities" shall mean the net amount of Other Taxes
            ---------------------
due and paid or payable for any taxable period or transaction, after applying all tax offsets and credits.


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      z-2  "Other Taxes" shall mean any and all taxes other than Income Taxes,
            -----------
including, without limitation, gross income, gross receipts, sales, use, transfer, franchise, license, withholding, payroll, value added, employment, excise, severance, stamp, occupations, premium, windfall profits, custom, duty, or other charge of any kind whatsoever, together with all related interest, penalties, and additions to tax, or additional amount imposed by any taxing authority. Expressly excluded from "Other Taxes" are all property and ad valorem taxes.

      z-3  "Straddle Period" shall have the meaning ascribed to such term in
            ---------------
Section 3(a)(ii) hereof.

      z-4  "Tax Benefit" shall mean a reduction in the Income Tax Liability of
            -----------
a party to this Agreement (or of the Affiliated Group of which it is a member) if any portion of such reduction is actually realized or projected to be realized in any taxable period ending on or before December 31, 2007. Except as otherwise provided in this Agreement, a Tax Benefit shall be deemed to have been realized or received from a Tax Item in a taxable period only if and to the extent that the Income Tax Liability of the party (or of the Affiliated Group of which it is a member) for such period, after taking into account the effect of the Tax Item on the Income Tax Liability of such party in all prior periods, is less than it would have been if such Income Tax Liability were determined without regard to such Tax Item. In determining the amount of the Tax Benefit, the marginal tax rate, without regard to alternative minimum tax, shall be utilized, net operating loss carryforwards shall be ignored, and net present value calculations shall not be made. A Tax Item that results in additional tax basis to a non-depreciable, non-amortizable asset shall not be treated as resulting in a Tax Benefit until a reduction in Income Tax Liability is actually realized on a Tax Return.

      z-5  "Tax Detriment" shall mean an increase in the Income Tax Liability
            -------------
of a party to this Agreement (or of the Affiliated Group of which it is a member) for any taxable period. Except as otherwise provided in this Agreement, a Tax Detriment shall be deemed to have been realized or suffered from a Tax Item in a taxable period, only if and to the extent that the Income Tax Liability of the party (or the Affiliated Group of which it is a member) for such period, after taking into account the effect of the Tax Item on the Income Tax Liability of such party in all prior periods, is greater than it would have been if such Income Tax Liability were determined without regard to such Tax Item.

      z-6  "Tax Item" shall mean any item of income, gain, loss, deduction,
            --------
credit, recapture of credit, or any other item which may have the effect of increasing or decreasing Income Tax Liability.

      z-7  "Tax Period" shall mean, with respect to any tax, the period for
            ----------
which the tax is reported as provided under the Code or other applicable laws.

      z-8  "Tax Returns" shall mean all reports, estimates, declarations of
            -----------
estimated tax, information statements and returns relating to, or required to be filed in connection with any Income Taxes or Other Taxes, including information returns or reports with respect to backup withholding and other payments to third parties.

      z-9  "Transaction Taxes" shall have the meaning ascribed to that term
            -----------------
in Section 4(c) hereof.

      z-10  "Distribution Agreement" shall have the meaning ascribed to that
             ----------------------
term in the third WHEREAS clause hereof.

      z-11  "Transferred Businesses" shall have the same meaning ascribed to
             ----------------------
the term "Chemicals Assets" in the Distribution Agreement.


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      z-12  "Treasury Regulations" shall mean the Treasury Regulations
             --------------------
promulgated under the Code.

      z-13  "Waiver" shall have the meaning ascribed to such term in Section
             ------
1(n)(i) hereof.


      Section 2.  Preparation of Tax Returns.
                  --------------------------

      a.  Manner of Preparation.  All Tax Returns filed after the
          ---------------------
Distribution Date shall be prepared on a basis that is consistent with the rulings obtained from the IRS or any other governmental authority in connection with the Distribution (in the absence of a controlling change in law or circumstances) and shall be filed on a timely basis (including pursuant to extensions) by the party responsible for such filing under this Agreement. In the absence of a controlling change in law or circumstances, or except as otherwise provided in this Agreement or agreed in writing by LS and Solutia, all Tax Returns filed after the date of this Agreement shall be prepared on a basis consistent with the elections, accounting methods, conventions, and principles of taxation used for the most recent taxable periods for which Tax Returns involving similar Tax Items have been filed, except that, with respect to Tax Items not relating to the Distribution, one party may take an inconsistent position to the extent such position does not create a Tax Detriment to the other party. Subject to the provisions of this Agreement, all decisions relating to the preparation of Tax Returns shall be made in the sole discretion of the party responsible under this Agreement for such preparation. Unless the parties hereto otherwise mutually agree in writing no election shall be made by either LS or Solutia under Treasury Regulation Section 1.1502-76(b)(2)(ii) or (iii).

      b.  Carryback Reporting.
          -------------------

      (i) If the Income Taxes of the LS Group are reduced for a taxable period beginning before the Distribution Date (and, in the case of separate state and local Income Tax Returns and foreign Income Tax Returns, ending on or before the Distribution Date), (the "LS Tax Reduction"), by reason of a Solutia loss or other Income Tax attribute arising on or after the Distribution Date (a "Solutia Carryback"), LS shall pay to Solutia an amount equal to the portion of the LS Tax Reduction that is attributable to the Solutia Carryback. If both a Solutia Carryback and a LS loss or other Income Tax attribute arising on or after the Distribution Date (a "LS Carryback") exist, the absorption rules of Treasury Regulation Section 1.1502-21A(b)(3) or 1.1502-21T(b)(1), as applicable, shall be applied to determine the portion of the LS Tax Reduction attributable to the Solutia Carryback and the LS Carryback, respectively. Nothing herein shall require either Solutia or LS to carry back a loss or other Income Tax attribute that it generates. Any payment required to be made pursuant to this Section 2(b)(i) shall be made no later than ten days after the LS Tax Reduction is actually received, credited, or otherwise utilized by LS.

      (ii) Neither the LS Group nor the Solutia Group shall be obligated to make a payment to any member of the other group as a result of utilizing a net operating loss or other Income Tax attribute relating to a period beginning prior to the Distribution Date.

      c.  Allocation of Earnings and Profits.  Except as otherwise
          ----------------------------------
specifically provided herein, pre-Distribution earnings and profits shall be allocated in accordance with Treasury Regulation Section 1.312-10(a).


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      d.  Reporting of Foreign Restructuring.  The pre-Distribution
          ----------------------------------
restructuring transactions involving Monsanto do Brasil, Ltd, Mopar, Ltd, Monsanto Deutschland, GmbH, Monsanto Europe, S.A. and Monsanto, PLC, shall be reported for United States Federal income tax purposes as transactions qualifying under Code Section 355 and the parties hereto will apply the principles of Temporary Treasury Regulation Section 7.367(b)-10 in respect of those restructuring transactions.


      Section 3.  Filing of Income and Other Tax Returns.
                  --------------------------------------

      a.  LS Responsibilities for Income and Other Tax Returns.  LS shall
          ----------------------------------------------------
prepare and file, or cause to be prepared and filed:

          (i) all Income and Other Tax Returns of or with respect to all members of the LS Group for all periods ending on or prior to the Distribution Date; and

          (ii) all Income and Other Tax Returns of or with respect to all members of the LS Group for all periods beginning on or prior to the Distribution Date and ending after the Distribution Date ("Straddle Periods") other than Straddle Period Income and Other Tax Returns of those corporations that will be members of the Solutia Group following the Distribution.

      b.  Solutia Responsibilities for Income and Other Tax Returns.
          ---------------------------------------------------------
Solutia shall prepare and file, or cause to be prepared and filed:

          (i) all Income and Other Tax Returns of or with respect to members of the Solutia Group for all periods beginning on or after the Distribution Date; and

          (ii) all Income and Other Tax Returns of or with respect to all corporations that will be members of the Solutia Group following the Distribution for all Straddle Periods.


      Section 4.  Payment of Income and Other Taxes.
                  ---------------------------------

      a.  LS Obligations.  LS shall (except as provided in Sections 2(b),
          --------------
4(c), 8(d) and 9(b) of this Agreement):

          (i) pay, or cause to be paid, and shall indemnify and hold harmless Solutia against all Income and Other Tax Liabilities that relate to all Tax Returns that LS is required to prepare and file, or cause to be prepared and filed, pursuant to Section 3 of this Agreement; and

          (ii) be entitled to all refunds of Income and Other Taxes related thereto.

      b.  Solutia Obligations.  Solutia shall (except as provided in
          -------------------
Sections 4(c), 8(d) and 9(b) of this Agreement):

          (i) pay, or cause to be paid, and shall indemnify and hold harmless LS against all Income and Other Tax Liabilities that relate to all Tax Returns that Solutia is required to prepare and file, or cause to be prepared and filed, pursuant to Section 3 of this Agreement; and

          (ii) be entitled to all refunds of Income and Other Taxes related thereto.

      c.  Transaction Taxes.  Any sales, use, value added, gross receipts,
          -----------------
retailer's occupation, real estate transfer tax arising out of the transfer of assets or liabilities to any member of the LS or Solutia Group in contemplation of the Distribution, and any stock transfer tax and


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other similar taxes and fees arising out of the Distribution (collectively,
"Transaction Taxes") shall be borne 100% by the LS Group and the LS Group shall indemnify the Solutia Group against any such Transaction Taxes.

      d.  Special Indemnity Payment.  Within 60 days after the Distribution
          -------------------------
Date, LS shall pay to Solutia an amount equal to the Current Straddle Period Income Tax Liabilities.


      Section 5.  Property Taxes.
                  --------------

      a.  Pre-Distribution Property Taxes.  If the failure to make any ad
          -------------------------------
valorem or property tax payment on or before the Distribution Date on property owned by any member of the LS Group, including assets to be transferred to the Solutia Group, would cause (i) the tax to be delinquent, or (ii) the forfeiture of a cash discount, the tax shall be paid by the member of the LS Group which owns such property. The LS Group shall indemnify and hold harmless Solutia and members of the Solutia Group from and against all property and ad valorem taxes allocated to the LS Group hereunder.

      b.  Post-Distribution Property Taxes.  Any property or ad valorem tax
          --------------------------------
payments on Transferred Assets that would become delinquent after the Distribution Date shall be paid by the Solutia Group. The Solutia Group shall indemnify and hold harmless LS and members of the LS Group from and against all property and ad valorem taxes allocated to the Solutia Group hereunder.

      c.  Return Preparation.  Preparation and timely filing of all tax
          ------------------
returns in respect of Pre and Post Distribution property or ad valorem taxes, on property owned by any member of the LS or Solutia Group, shall be the responsibility of the LS or Solutia Group member owning such property at the time the property or ad valorem tax returns are due.


      Section 6.  Audits and Tax Controversies and Adjustments.
                  --------------------------------------------

      a.  Audit Responsibility and Control.  Except as otherwise provided in
          --------------------------------
this Agreement, LS shall have sole responsibility for and control over all audits with respect to any Tax Return that it is required to file under Sections 3 and 5 hereof. Solutia shall have sole responsibility and control over all audits with respect to any Tax Return that it is required to file under Sections 3 and 5 hereof.

      b.  Notice; Contest.  Whenever LS or Solutia receives in writing from
          ---------------
the IRS or any other taxing authority notice of an Adjustment which may give rise to a payment from the other party under this Agreement, LS or Solutia (as the case may be) shall give notice of the Adjustment to the other party within 30 days of becoming aware of such receipt, but in no case less than 30 days before LS or Solutia, as the case may be, is required to respond to the IRS or any other taxing authority. The Indemnifying Party shall, at its cost and expense, have control over all matters with respect to which such party has an indemnification or payment obligation pursuant to this Agreement (other than Section 6(g) hereof). The foregoing notwithstanding, the Indemnified Party and its representatives, at the Indemnified Party's expense, shall be entitled to participate in all conferences, meetings, and proceedings with respect thereto and shall be entitled to consult with the Indemnifying Party with respect to all such matters. Notwithstanding the foregoing, if the IRS or any other taxing authority proposes to disallow any of the deductions required to be taken by a member of the LS or Solutia Group pursuant to Section 7 of this Agreement, LS or Solutia, as the case may be, shall contest such proposed disallowance, or shall cause such disallowance to be contested to a Final Determination unless otherwise agreed by the parties in writing.


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      c.  Consultation with Solutia.  LS may consult with Solutia, and
          -------------------------
Solutia agrees to fully cooperate with LS, in the negotiation, settlement, or litigation of any liability for taxes of any member of the LS Group regardless of the effect of any such negotiation, settlement, or litigation on the liability for taxes of any member of the Solutia Group.

      d.  Consultation with LS.  Solutia may consult with LS, and LS agrees to
          --------------------
fully cooperate with Solutia, in the negotiation, settlement, or litigation of any liability for taxes of any member of the Solutia Group regardless of the effect of any such negotiation, settlement, or litigation on the liability for taxes of any member of the LS Group.

      e.  Tax Basis Adjustments.  LS will notify Solutia in writing of any
          ---------------------
adjustments to the tax basis of the assets of the Transferred Businesses, specifying the nature of the adjustments, such that the Solutia Group will be able to reflect the revised basis in its tax books and records for periods beginning on or after the Distribution Date or in any Straddle Period Tax Returns.

      f.  Earnings and Profits Adjustments.  LS will notify Solutia of any
          --------------------------------
redetermination of the earnings and profits and related amounts of creditable foreign taxes of any of the foreign corporations that are transferred by LS to Solutia following their acquisition by the LS Group in a transaction intended to qualify under Code Section 355(a).

      g.  Certain Adjustments.  Except as otherwise provided in this
          -------------------
Agreement, if a Final Determination with respect to any Tax Item (including, without limitation, any Tax Item relating to depreciation or amortization) of one party (the "First Party") results in a Tax Detriment to the First Party and, if as a result of such Final Determination, (i) the other party becomes entitled to take a reporting position with respect to the same Tax Item that may result in a Tax Benefit to such other party, on an appropriate Tax Return, including an amended Tax Return, or (ii) the other party has already taken a reporting position consistent with such Final Determination on an appropriate tax return, and, in the case of both (i) and (ii), such reporting position will result in the realization of a Tax Benefit for the other party, then such other party shall, within 30 days after notification and documentation of such Final Determination, pay to the First Party the aggregate amount of such Tax Detriment (not including interest or penalties) suffered by the First Party but limited to an amount not greater than the Tax Benefit to be realized by the other party.

      For purposes of this Section, the term party shall refer to any member of the LS Group and any member of the Solutia Group, as the case may be.

      h.  Transaction Taxes Refunded.  If one party or a member of such
          --------------------------
party's Group (the "First Party") pays Transaction Taxes and the other party or a member of such other party's Group (the "Other Party") has a right to receive a refund of such Transaction Taxes ("Refund Amount") and receives such Refund Amount after the Distribution Date, such Other Party shall reimburse the Refund Amount to the First Party.


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      Section 7.  Taxability and Reporting of Nonqualified Stock Options.
                  ------------------------------------------------------

      Each of LS and Solutia shall be responsible for making all reports required to be made to any relevant tax authority with respect to any grants or exercises of nonqualified stock options with respect to their respective stocks. LS (or the appropriate member of the LS Group) shall take all tax deductions arising by reason of exercises of such nonqualified stock options to purchase shares of LS stock. Solutia (or the appropriate member of the Solutia Group) shall take all tax deductions arising by reason of exercises of nonqualified stock options to purchase shares of Solutia stock. If, pursuant to a Final Determination, all or any part of a tax deduction taken pursuant to this Section 7 is disallowed to LS, then, to the extent permitted by law, the appropriate member of the Solutia Group shall take such deduction. If a member of the Solutia Group receives a Tax Benefit in any period as a result of any deduction taken by a member of the Solutia Group in respect of options exercised against LS stock, Solutia shall pay the amount of such Tax Benefit to LS. If, pursuant to a Final Determination, all or any part of a tax deduction taken pursuant to this Section 7 is disallowed to Solutia, then, to the extent permitted by law, the appropriate member of the LS Group shall take such deduction. If a member of the LS Group receives a Tax Benefit in any period as a result of any deduction taken by a member of the LS Group in respect of options exercised against Solutia stock, LS shall pay the amount of such Tax Benefit to Solutia.



      Section 8.  Liability of Solutia Group for Undertaking Certain
                  --------------------------------------------------
Transactions.
------------

      a.  General.  (i) Solutia shall, and shall cause each member of the
          -------
Solutia Group to, comply with each representation and statement made, or to be made, to any taxing authority in connection with any ruling obtained, or to be obtained, by LS in respect of the Distribution, from any such taxing authority with respect to any transaction contemplated by the Distribution Agreement and
(ii) neither Solutia nor any member of the Solutia Group shall for a period of two years following the Distribution Date (A) make a Material Disposition (including transfers from one member of the Solutia Group to another member of the Solutia Group), or cessation of operations by means of a sale or exchange of assets or capital stock, a distribution to stockholders, or otherwise, of assets; (B) repurchase or issue any Solutia capital stock that in the aggregate exceeds twenty percent (20%) of the issued and outstanding stock of Solutia immediately following the Distribution; (C) liquidate or merge with any other corporation (including a member of the Solutia Group); or (D) cease to engage in the active conduct of a trade or business within the meaning of Code Section 355(b)(2), unless, in each of cases (A), (B), (C), and (D), pursuant to a favorable supplemental ruling letter from the appropriate taxing authority, reasonably satisfactory to LS, such act or omission would not adversely affect the tax consequences of the Distribution to LS, Solutia, or the stockholders of LS or unless LS consents in writing to any such transactions. Solutia has no present intention to take any such actions.

      b.  IntraGroup Transfers.  Notwithstanding Section 8(a), the Solutia
          --------------------
Group (other than Solutia), shall be allowed to make intragroup transfers of assets, provided, however, such transfers may be made within two years
        --------  -------
after the Distribution Date to or from the Solutia Group successors to assets of Monsanto do Brasil, Ltd., Monsanto Deutschland, GmbH, Monsanto Europe, S.A.
and Monsanto, PLC, only if LS consents to such transfers in writing or if, in the opinion of tax counsel to Solutia, or pursuant to a favorable supplemental ruling letter from the appropriate taxing authority, such transfer would not adversely affect the tax consequences of the Distribution to LS, Solutia, or the stockholders of LS. Any opinion required to be obtained under this subsection 8(b) shall be from a nationally recognized law firm and shall be in a form reasonably acceptable to LS.

      c.  Other Transactions.
          ------------------


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

          (i) Solutia represents that as of the Distribution Date, it does not have any plan, agreement, arrangement, or any other intention to enter into a transaction (or a series of related transactions) whereby a Person would acquire greater than 50 percent of the vote or value of any class of stock of Solutia;

          (ii) Neither Solutia nor any member of the Solutia Group shall for a period of two years following the Distribution Date enter into a transaction (or series of related transactions) whereby a Person would acquire greater than 50 percent of the vote or value of any class of stock of Solutia (or any successor of Solutia), unless Solutia receives a favorable supplementary ruling letter from the appropriate taxing authority, reasonably satisfactory to LS that such transaction (or series of related transactions) would not adversely affect the tax-free status of the Distribution and related transactions to LS, Solutia, or the stockholders of LS or unless LS consents in writing to any such transaction (or series of related transactions);

          (iii) For purposes of this Section 8(c): (A) a Person shall have the meaning ascribed to such term in Code Section 7701(a)(1); (B) all Persons related to such Person within the meaning of Code Sections 267(b) or 707(b)(1) shall be treated as one Person; (C) two or more Persons acting pursuant to a plan or arrangement with respect to the acquisition of any class of Solutia stock shall be treated as one Person; and (D) Code Section 318(a)(2) shall apply in determining whether a Person holds stock in Solutia, except that Code
Section 318(a)(2)(C) shall be applied without regard to the phrase "50 percent or more in value" for such purposes; and

          (iv) The provisions of this Section 8(c) are intended to prevent the Solutia Group from entering into post-Distribution transactions which under proposed legislation (H.R. 1365 (1997); S. 612 (1997)) would adversely affect the tax-free status of the Distribution and transactions related to the Distribution. If, prior to enactment, such proposed legislation is modified, neither Solutia nor any member of the Solutia Group shall undertake any transaction or series of transactions that could be construed as falling within the scope of such revised legislation unless Solutia receives a favorable supplementary ruling letter from the appropriate taxing authority, reasonably satisfactory to LS that such transaction (or series of transactions) would not adversely affect the tax-free status of the Distribution and related transactions to LS, Solutia, or the stockholders of LS or unless LS consents in writing to any such transaction (or series of related transactions).

      d.  Special Solutia Indemnity Obligations.  Notwithstanding any other
          -------------------------------------
provision of this Agreement to the contrary, if, as a result of any event, action, or failure to act wholly or partially within the control of any member of the Solutia Group, any Income Taxes are imposed on, or other losses (including, without limitation, attorneys' fees and expenses and losses suffered by the LS Group as a result of actions instituted by shareholders of LS or Solutia ("LS Losses")) are suffered by, any member of the LS Group with respect to the Distribution or any such event, action or failure to act on the transactions related to the Distribution, including, without limitation, the transactions in various foreign jurisdictions that were intended to be tax free under Code Sections 355 and 368 for United States Income Tax purposes, then Solutia shall indemnify and hold harmless each member of the LS Group with respect to any such Income Taxes or LS Losses (including any Income Taxes payable by LS on amounts received by LS from Solutia pursuant to this Section 8(d)). Solutia shall make such indemnification payment no later than 7 days after receiving written notice from any member of the LS Group of a Final Determination with respect to such Income Taxes, which notice shall be accompanied by a computation of the amount due.

      e.  Other Remedies.  Solutia recognizes that failure to comply with its
          --------------
obligations under this Section 8 may result in irreparable harm to LS and its shareholders and that LS and its shareholders may be inadequately compensated by monetary damages for such failure. If Solutia shall fail to comply with its obligations under this Section 8, LS shall be entitled to injunctive relief and specific performance in addition to all other remedies.


      Section 9.  Liability of LS Group for Undertaking Certain
                  ---------------------------------------------
Transactions.
------------

      a.  General.
          -------

          (i) LS represents that as of the Distribution Date, it does not have any plan, agreement, arrangement, or any other intention to enter into a transaction (or a series of related transactions) whereby a Person would acquire greater than 50 percent of the vote or value of any class of stock of LS;

          (ii) Neither LS nor any member of the LS Group shall for a period of two years following the Distribution Date enter into a transaction (or series of related transactions) whereby a Person would acquire greater than 50 percent of the vote or value of any class of stock of LS (or any successor of LS), unless LS receives a favorable supplementary ruling letter from the appropriate taxing authority, reasonably satisfactory to Solutia that such transaction (or series of related transactions) would not adversely affect the tax-free status of the Distribution and related transactions to LS, Solutia, or the stockholders of LS or unless Solutia consents in writing to any such transaction (or series of related transactions);

          (iii) For purposes of this Section 9(a): (A) a Person shall have the meaning ascribed to such term in Code Section 7701(a)(1); (B) all Persons related to such Person within the meaning of Code Sections 267(b) or 707(b)(1) shall be treated as one Person; (C) two or more Persons acting pursuant to a plan or arrangement with respect to the acquisition of any class of LS stock shall be treated as one Person; and (D) Code Section 318(a)(2) shall apply in determining whether a Person holds stock in LS, except that Code Section 318(a)(2)(C) shall be applied without regard to the phrase "50 percent or more in value" for such purposes; and

          (iv) The provisions of this Section 9(a) are intended to prevent the LS Group from entering into post-Distribution transactions which under proposed legislation (H.R. 1365 (1997); S. 612 (1997)) would adversely affect the tax-free status of the Distribution and transactions related to the Distribution. If, prior to enactment, such proposed legislation is modified, neither LS nor any member of the LS Group shall undertake any transaction or series of transactions that could be construed as falling within the scope of such revised legislation unless LS receives a favorable supplementary ruling letter from the appropriate taxing authority, reasonably satisfactory to Solutia that such transaction (or series of transactions) would not adversely affect the tax-free status of the Distribution and related transactions to LS, Solutia, or the stockholders of LS or unless Solutia consents in writing to any such transaction (or series of related transactions).

      b.  Special LS Indemnity Obligation.  If, as a result of LS's failure to
          -------------------------------
comply with its obligations under this Section 9, any Income Taxes are imposed on, or other losses (including, without limitation, attorneys' fees and expenses and losses suffered by the Solutia Group as a result of actions instituted by shareholders of LS or Solutia ("Solutia Losses")) are suffered by, any member of the Solutia Group with respect to such failure to comply, then LS shall indemnify and hold harmless each member of the Solutia Group with respect to any such Income Tax or Solutia Losses (including any Income Taxes payable by Solutia on amounts received by Solutia from LS pursuant to this Section 9(b)). LS shall make such indemnification payment no later than seven (7) days after receiving written notice from any member of the Solutia Group of a Final Determination with respect to such Income Taxes, which notice shall be accompanied by a computation of the amount due.

      Section 10.  Partnership Items.
                   -----------------

      On or before September 30, 1998, the Solutia Group shall pay to the LS Group an amount equal to the excess of (i) the federal and state income tax liability (utilizing a tax rate of 36%) imposed on the LS Group as a result of including the various items of income, deductions and credits passed through from AES, L.P. and Flexsys, L.P. for taxable periods beginning on January 1, 1997 and ending on the Distribution Date, over (ii) the sum of the aggregate of the cash distributions made by AES, L.P. and Flexsys, L.P. to a member of the LS Group in respect of the period January 1, 1997 through the Distribution Date plus the Tax Benefit realized by the LS Group from utilization of MISCO by each of the partnerships. To the extent such amount in (ii) as relates to distributions against 1997 taxes exceeds the amount in (i) above, the LS Group shall pay to the Solutia Group such excess by such date.


      Section 11.  Indemnification.
                   ---------------

      a.  Timing in General  Unless otherwise specified in this Agreement, all
          -----------------
indemnification and other payments to be made pursuant to this Agreement shall be made within 30 days of written notice of a request for indemnification or payment by the Indemnified Party, which notice shall be accompanied by a computation of the amount due.

      b.  Special Timing Rules.  If any indemnification or other payment is
          --------------------
required to be made under Section 7 of this Agreement upon the realization by the Indemnifying Party of a Tax Benefit, such payment shall be made no later than 30 days after the earlier of (a) the filing or (b) the due date (including extensions) of the Tax Return with respect to which such Tax Benefit is realized. The parties shall cooperate in good faith in enforcing the provisions of this Section 11(b), which cooperation shall include the provision of reasonable access to the Tax Returns of the Indemnifying party by the Indemnified Party in order to determine the amount of any indemnification or other payment to be made pursuant to this Section 11(b).

      c.  Interest.  If any indemnification payment required to be made
          --------
pursuant to this agreement is not made when due, such payment shall bear interest at the prevailing federal short-term interest rate as determined under Section 6621 of the Code.





      Section 12.  Cooperation and Exchange of Information.
                   ---------------------------------------

      a.  Tax Return Information.
          ----------------------

          (i) Solutia shall, and shall cause each appropriate member of the Solutia Group to, provide at Solutia's cost and expense LS with all information and other assistance reasonably requested by LS to enable the members of the LS Group to prepare and file the Tax Returns required to be filed by them pursuant to this Agreement.

          (ii) LS shall, and shall cause each appropriate member of the LS Group to, provide at LS's cost and expense Solutia with all information and other assistance reasonably requested by Solutia to enable the members of the Solutia Group to file the Tax Returns required to be filed by them pursuant to this Agreement.

          (iii) Within 5 days of filing a Tax Return that affects the liability or the determination of the liability for taxes of any member of the Solutia Group by a member of the LS

Group, such member of the LS Group shall provide Solutia with a copy of only that portion of such Tax Return which is relevant to a member of the Solutia Group.

          (iv) In addition to the foregoing, LS and Solutia agree to fully cooperate with each other in connection with the preparation of all Tax Returns required to be filed by them. Such cooperation shall include making personnel and records available promptly and within 20 days (or such other period as may be reasonable under the circumstances) after a request for such personnel or records is made by the taxing authority or the other party. If any member of LS Group or the Solutia Group, as the case may be, unreasonably fails to provide any information required pursuant to this Section, then the requesting party shall have the right to engage an independent certified public accountant of its choice to gather such information. LS or Solutia, as the case may be, agrees to permit any such independent certified public accountant full access to the Tax Return information in the possession of any member of the LS Group or Solutia Group, as the case may be, during reasonable business hours, and to reimburse or pay directly all costs and expenses in connection with the engagement of such independent certified public accountant.

          (v) LS shall indemnify and hold harmless each member of the Solutia Group and its officers and employees, and Solutia shall indemnify and hold harmless each member of the LS Group and its officers and employees, against any cost, fine, penalty, or other expenses of any kind attributable to the negligence of a member of the LS Group or the Solutia Group, as the case may be, in supplying a member of the other group with inaccurate or incomplete information, in connection with the preparation of any Tax Return.

      (b)  Solutia Payroll and Unemployment Compensation Taxes For Periods
           ---------------------------------------------------------------
Ending On or After the Distribution Date.  LS shall make available to Solutia
----------------------------------------
sufficient data to facilitate a determination of the desirability of the transfer to the Solutia Group of any payroll tax experience and/or any favorable unemployment compensation tax experience rating of LS; and at Solutia's election, LS shall cooperate to effect a transfer of such payroll tax experience and/or such favorable unemployment compensation experience rating (including state unemployment reserves) to the Solutia Group within one hundred and twenty (120) days after Solutia's written request therefor.

      (c)  Research Tax Credit Information.  LS will timely furnish the
           -------------------------------
Solutia Group the base period information the Solutia Group will need, pursuant to Code Section 41, to properly compute its research tax credits for years beginning after the Distribution Date.


      Section 13.  Retention of Records.
                   --------------------

      a.  General.  LS and Solutia agree to retain the appropriate records
          -------
which may affect the determination of the liability for taxes of any member of the LS Group or the Solutia Group, respectively, until such time as there has been a Final Determination with respect to such liability for taxes.

      b.  Notice of Waivers.  LS and Solutia will notify each other in
          -----------------
writing of any waivers or extensions of the applicable statute of limitations that may affect the period for which any materials, records, or documents must be retained.

      Section 14.  Resolution of Disputes.
                   ----------------------

      a.  General.  Any claim, dispute, difference or controversy between the
          -------
parties which may arise out of, in relation to, or in connection with this Agreement (a "Dispute") which cannot be settled by mutual understanding of the parties shall be submitted initially for resolution to the respective chief executive officers of each of Solutia and LS. Such officers shall meet and use reasonable efforts to resolve said Dispute.

      b.  Arbitration.  If the parties are, after negotiation in good faith
          -----------
as described in paragraph (a) of this Section 14, unable to agree upon the appropriate application of this Agreement, the controversy shall be settled by arbitration in accordance with the rules of the American Arbitration Association.

      c.  Procedures.  Upon written notice by any party to the other party
          ----------
that the controversy is to be submitted to arbitration, each party shall appoint an independent arbitrator (who shall be a tax attorney or independent certified public accountant) within 30 days, and two arbitrators so appointed shall appoint a third arbitrator within 30 days after the appointment of the last arbitrator appointed within the initial 30 day period. If any party fails to appoint an arbitrator or the parties agree on a single arbitrator, the controversy shall be determined by a single arbitrator. If the two arbitrators are unable to agree on a third arbitrator within 30 days, any party may apply to the American Arbitration Association to make such appointment, and all parties shall be bound by any appointment so made.

      d.  Situs.  The locale of the arbitration shall be St. Louis,
          -----
Missouri, or any other location mutually agreed on by all parties.

      e.  Finality.  The award of the arbitrators (or arbitrator) shall be
          --------
final, and judgment upon the award rendered may be entered in any court having jurisdiction.

      f.  Expenses.  The expenses of the arbitration procedure shall be
          --------
borne in equal parts by the parties, unless the arbitration award specifies otherwise.


      Section 15.  Miscellaneous.
                   -------------

      a.  Term of the Agreement.  This Agreement shall become effective as of
          ---------------------
the date of its execution and, except as otherwise expressly provided herein, shall continue in full force and effect until the expiration of the latest applicable statute of limitations period.

      b.  Elections Under Code Section 1552.  Nothing in this Agreement is
          ---------------------------------
intended to change or otherwise affect any election made by or on behalf of the LS Affiliated Group with respect to the calculation of earnings and profits under Code Section 1552. LS is authorized to seek any change in the method of calculating earnings and profits as it deems desirable.

      c.  Code Section 367 Notices.  Each member of the LS and Solutia Group
          ------------------------
required under Temporary Treasury Regulation Section 7.367(b)-1(c) to file a notice or notices in respect of any pre-Distribution restructuring transaction referred to in Section 2(d) hereof, shall timely file such notice in proper form.

      d.  Severability.  If any term, provision, covenant, or restriction of
          ------------
this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions set forth herein shall remain in full force and effect, and shall in no way be affected, impaired, or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such which may be hereafter declared invalid, void, or unenforceable. In the event that any such term, provision, covenant, or restriction is held to be invalid, void, or unenforceable, the parties hereto shall use their best efforts to find and employ an alternate means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant, or restriction.

      e.  Assignment.  Except by operation of law or in connection with the
          ----------
sale of all
or substantially all the assets of a party hereto, this Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the advance written consent of the other party; and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void; provided, however, that the provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

      f.  Further Assurances.  Subject to the provisions hereof, the parties
          ------------------
hereto shall make, execute, acknowledge, and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby. Subject to the provisions hereof, each of the parties shall, in connection with entering into this Agreement, performing its obligations hereunder and taking any and all actions relating hereto, comply with all applicable laws, regulations, orders, and decrees, obtain all required consents and approvals and make all required filings with any governmental agency, other regulatory or administrative agency, commission or similar authority, and promptly provide the other parties with all such information as they may reasonably request in order to be able to comply with the provisions of this sentence.

      g.  Parties in Interest.  Except as herein otherwise specifically
          -------------------
provided, nothing in this Agreement expressed or implied is intended to confer any right or benefit upon any person, firm, or corporation other than the parties and their respective successors and permitted assigns.

      h.  Waivers, Etc.  No failure or delay on the part of the parties in
          ------------
exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise or any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Agreement nor consent to any departure by the parties therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

      i.  Setoff.  All payments to be made by any party under this Agreement
          ------
shall be made without setoff, counterclaim, or withholding, all of which are expressly waived.

      j.  Change of Law.  If, due to any change in applicable law or
          -------------
regulations or their interpretation by any court of law or other governing body having jurisdiction subsequent to the date of this Agreement, performance of any provision of this Agreement or any transaction contemplated thereby shall become impracticable or impossible, the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such provision.

      k.  Confidentiality.  Subject to any contrary requirement of law and
          ---------------
the right of each party to enforce its rights hereunder in any legal action, each party agrees that it shall keep strictly confidential, any information which it or any of its employees or agents may require pursuant to, or in the course of performing its obligations under, any provision of this Agreement.

      l.  Headings.  Descriptive headings are for convenience only and shall
          --------
not control or affect the meaning or construction of any provision of this Agreement.

      m.  Counterparts.  For the convenience of the parties, any number of
          ------------
counterparts of this Agreement may be executed by the parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

      n.  Notices.  All notices, consents, requests, instructions, approvals,
          -------
and other
communications provided for herein shall be validly given, made, or served, if in writing and delivered personally, by telegram or sent by registered mail, postage prepaid, or by facsimile transmission to:

      If to LS, to it at:

            Monsanto Company
            800 North Lindbergh Boulevard
            St. Louis, Missouri  63167
            Attention:  General Counsel

      with a copy to:

            Monsanto Company
            800 North Lindbergh Boulevard
            St. Louis, Missouri  63167
            Attention:  Vice President - Tax

      If to Solutia, to it at:

            Solutia Inc.
            800 North Lindbergh Boulevard
            St. Louis, Missouri  63167
            Attention:  General Counsel

      with a copy to:

            Solutia Inc.
            800 North Lindbergh Boulevard
            St. Louis, Missouri  63167
            Attention:  Vice President - Tax

or to such other address as any party may, from time to time, designate in a written notice given in a like manner. Notice given by telegram shall be deemed delivered when received by the recipient. Notice given by mail as set out above shall be deemed delivered five calendar days after the date the same is mailed. Notice given by facsimile transmission shall be deemed delivered on the day of transmission provided telephone confirmation or receipt is obtained promptly after completion of transmission.

      o.  Costs and Expenses.  Unless otherwise specifically provided herein,
          ------------------
each party agrees to pay its own costs and expenses resulting from the fulfillment of its respective obligations hereunder.

      p.  Cancellation of Tax Allocation or Tax-Sharing Agreements.  On or
          --------------------------------------------------------
prior to the Distribution Date, LS shall cancel or cause to be canceled all agreements (other than this Agreement and the Distribution Agreement) providing for the allocation or sharing of Income or Other Taxes to which any member of the LS Group would otherwise be bound following the Distribution.

      q.  Treatment of Payments.  The parties agree that, in the absence of
          ---------------------
any change in law or fact, any indemnification payments made under this agreement shall be reported for tax purposes by the payor and the recipient as capital contributions or dividends, as appropriate, relating back to the Tax Period beginning before the Distribution Date.

      Section 16.  Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                   --------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE DOMESTIC SUBSTANTIVE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ANY CHOICE OR CONFLICT OF LAWS, RULES, OR PROVISIONS THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER JURISDICTION.


      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective officers, each of whom is duly authorized, all as of the day and year first above written.


                                    Monsanto Company

                                    By: /s/ Nicholas L. Reding
                                       --------------------------
                                       Title: Vice Chairman


                                    Solutia Inc.

                                    By: /s/ John C. Hunter III
                                       --------------------------
                                       Title: President